Consent of Independent Public Accountants

To the Shareholders and Trustees of
Pioneer Global Consumers Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Global Consumers Fund dated December 21, 2001 (and to all references to our firm) included in or made a part of Pioneer Global Consumers Fund's Pre-Effective Amendment No. 1 and Amendment No. 1 to Registration Statement File Nos. 333-72196 and 811-10457, respectively.



/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
December 21, 2001